Acquisition	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Acquisition
Acquisition

On January 7, 2011 ASMPT acquired the entire (voting) equity interest of SEAS Entities for a cash consideration of €36.5 million from Siemens Aktiengesellschaft. The principal activities of the SEAS Entities are development, production, sale and service of surface mount technology placement machines. We consider that the surface mount technology (“SMT”) industry is a natural field of expansion for ASMPT and an area to achieve significant synergies given it has similar engineering, technical and production process characteristics compared to the semiconductor equipment industry.

The headquarter of SEAS is located in Munich, Germany with production sites in Germany and Singapore. It also has marketing, sales and service offices in China, Unites States of America (“USA”), Austria, United Kingdom, France, Sweden, Italy, Mexico and Brazil.

Apart from the cash consideration paid, ASMPT entered into certain financial commitments to the ASM AS Entities and Siemens AG pursuant to the Master Sale and Purchase Agreement of the Acquisition entered into between Siemens AG and the Company (the “MSP Agreement”) which are summarized as set out below.

ASMPT undertook to pay an equity amount of €20.0 million as a capital injection to increase ASM AS KG’s registered limited partnership interest, and to grant ASM AS KG a revolving loan facility of up to €20.0 million for a period of at least three years from the completion of the acquisition subject to the terms and conditions as set out in the MSP Agreement (the “Loan Commitment”). ASMPT shall not alter, rescind, rewind or in any other way contradict the letter of support granted to ASM AS KG up to an amount of €120.0 million valid as for a duration of six years following the completion of the acquisition. The letter of support is to procure that ASM AS KG will for a period of six years after the completion of the acquisition be in position to fulfill its obligations towards its creditors when the obligations become due. ASMPT undertook to procure that ASM AS KG will not reduce or decrease the registered limited partnership interest of ASM AS KG for a period of three years following the completion of the acquisition.

Further, ASMPT undertook to Siemens AG that for a period of three years from date of the completion of the acquisition that the ASMPT would not directly or indirectly, (i) make, resolve, initiate, enable or accept any withdrawals from ASM AS KG or any of its partial or entire successors conducting the business or parts thereof (the “Sustained Business”), (ii) make, resolve on, initiate, enable or accept dividend payments or loan repayments by the Sustained Business, (iii) encumber, induce or impose the encumbrance of any assets of ASM AS KG or any of its successors other than in the ordinary course for the regular operative business of ASM AS KG, (iv) accept other non-arm’s length advantages from the Sustained Business, or (v) change, alter, rescind, rewind or in any other way contradict the equity commitment and loan commitment as set out in the MSP Agreement; (vi) impose transaction or management fees on the target companies; (vii)enter into any consultancy agreement in excess of €100; enter into any agreement or transaction which may result in a partial or entire change of the shareholding in the target companies or in the transfer of any asset relevant for the business from the target companies.

In addition, ASMPT undertook to Siemens AG that certain employment protection clauses of ASM AS KG as included in the MSP Agreement, including the maintenance of existing site in Munich, Germany and Munich as the headquarters of the group comprising principally the ASM AS Entities, and compliance with certain collective labor agreements, for a period of 3 years after closing date. ASMPT also undertook for a period of 3 years after closing date not to lay off any employees of SEAS KG for operational reason.

ASMPT also undertook to pay Siemens AG liquidated damages in the amount up to €20.0 million if ASMPT does not comply with its obligations in respect of the Sustained Business and employment protection as set out in the MSP Agreement and is not able to cure such non-compliance within a reasonable period of time. ASMPT agreed to provide Siemens AG with a bank guarantee which shall secure the obligations of ASMPT as set out above in an amount of not less than €20.0 million. The guarantee is to cover a period of four years and the aggregate expense to ASMPT would be €600,000 which represents part of the acquisition cost and is regarded as part of the consideration for the acquisition.

The following table summarizes the total purchase consideration and the identified assets and liabilities that were separately recognized in the purchase price allocation.

	Carrying value of net assets acquired (excluding acquired cash)	Purchase price allocation	Fair value
Inventories	91,812	11,529	103,341
Trade and other receivables	132,418	—	132,418
Current assets	224,230	11,529	235,759
Property, plant and equipment	13,077		13,077
Intangible assets	1,542	3,520	5,062
Other non-current assets	494	—	494
Non-current assets	15,113	3,520	18,633
Total Assets	239,343	15,049	254,392
Trade and other payables	151,624	—	151,624
Short-term debt	6,738	—	6,738
Deferred tax liabilities	16,199	—	16,199
Current liabilities	174,561	—	174,561
Deferred tax liabilities	4,428	—	4,428
Other non-current liabilities	10,699	—	10,699
Non-current liabilities	15,127	—	15,127
Total liabilities	189,688	—	189,688
Identified net assets	49,655	15,049	64,704
Cash acquired			81,075
			145,779
Total consideration			(36,500)
Gain bargain purchase			109,279

The purchase price allocation resulted in the valuation of acquired technology. Acquisition related costs have been excluded from the cost of acquisition and recognized as an expense in the year when incurred as within the “general and administrative expenses” line item in the consolidated statement of operations. Cumulative acquisition related costs in respect of the acquisition amounted to €5.2 million of which €0.8 million, €3.6 million and €0.7 million incurred in respectively 2009, 2010 and 2011.

The gain from a bargain purchase of €109,279 was recognized upon completion of the acquisition of the SEAS entities in 2011. The gain from a bargain purchase on acquisition was mainly attributable to depressed market value of the acquired business because of years of losses due to challenging economic environment and the bad global economic environment during the period of negotiation of the acquisition.

Estimated future amortization expense associated with the intangible assets acquired SEAS at December 31, 2012 is as follows:

2013	1,012
2014	1,012
2015	1,012

The following unaudited pro forma summary presents information as if SEAS had been acquired as of January 1, 2009, the first day of the Company’s 2009 fiscal year. In addition to an adjustment to amortization expense to reflect the value of intangibles recorded for this acquisition. No adjustment was made to reduce historical interest income to reflect the Company’s use of available cash in this acquisition. The proforma amounts do not reflect any benefits from economies that might be achieved from combining the operations of the two companies.

The pro forma information presented below (in thousands, except per share data) does not necessarily reflect the actual results that would have occurred had the companies been combined during the periods presented, nor is it necessarily indicative of the future results of operations of the combined companies.

	December 31,
	2009	2010
Net sales	808,042	1,571,357
Net income	(185,001)	271,240
Basic earnings per share	€(3.27)	€2.40
Diluted earnings per share	€(3.27)	€2.33

Since the acquisition date, January 7, 2011, SEAS contributed €444 million to net sales and €53 million to result from operations as reported in the consolidated statement of operations for the year ended December 31, 2011.